                                                                   EXHIBIT 10.28

IBM Credit Corporation

                                    GUARANTY
                                (By Corporation)

TO:    IBM CREDIT CORPORATION                     DATE November 8, 2000
       1500 RiverEdge Parkway
       Atlanta, GA 30328

Gentlemen:

         In consideration of credit and financing  accommodations  granted or to be granted by you to Datatec Industries,  Inc. ("Dealer"),  which is in the best interest  of the  undersigned,  and for other  good and  valuable  consideration received,  the  undersigned  guaranties  to you  the  prompt  and  unconditional performance  and  payment  by  Dealer of any and all  obligations,  liabilities, contracts,  mortgages,  notes, trust receipts,  secured transactions,  inventory financing and security  agreements,  and commercial  paper on which Dealer is in any manner  obligated,  heretofore,  now,  or  hereafter  owned,  contracted  or acquired by you ("Liabilities"),  whether the Liabilities are individual, joint, several,  primary,  secondary,  direct, contingent or otherwise. The undersigned also agrees to indemnify  you and hold you  harmless  against any losses you may sustain and expenses you may incur, suffer or be liable for as a result of or in any way arising out of, following,  or consequential to any transactions with or for the benefit of Dealer.

         If Dealer fails to pay or perform any  Liabilities to you when due, all
Liabilities  to you  shall  then be deemed to have  become  immediately  due and payable,  and the undersigned  shall then pay upon demand the full amount of all sums owed to you by Dealer,  together  with all expenses,  including  reasonable attorney's  fees,  which shall be deemed to be not less than fifteen  percent of the  debt or the  amount  legally  permitted  if  placed  with an  attorney  for collection.

         The liability of the undersigned is direct and  unconditional and shall not be  affected  by any  extension,  renewal  or other  change  in the terms of payment of any security agreement or any other agreement between you and Dealer, or any change in the manner,  place or terms of payment or performance  thereof, or the release,  settlement  or  compromise  of or with any party liable for the payment or performance  thereof,  the release or  non-perfection of any security thereunder,  any change in Dealer's financial condition,  or the interruption of business  relations between you and Dealer.  This Guaranty shall continue for so long as any sums owing to you by Dealer remain  outstanding  and unpaid,  unless terminated in the manner provided below. The undersigned  acknowledges  that its obligations  hereunder  are in addition to and  independent  of any agreement or transaction between you and Dealer or any other person creating or reserving any lien,  encumbrance  or security  interest in any property of Dealer or any other person as security  for any  obligation  of Dealer.  You need not  exhaust  your rights or recourse  against  Dealer or any other  person or any security you may have at any time before being entitled to payment from the undersigned.

         This  Guaranty is  assignable,  shall be  construed  liberally  in your favor,  and  shall  inure to the  benefit  of and bind  your and our  respective successors,  personal  representatives and assigns, and also benefit any of your existing or future affiliates that may extend credit to Dealer.

         If  Dealer  hereafter  is  incorporated,  acquired  by  a  corporation, dissolved,  or  otherwise  undergoes  any change in its  management,  ownership, identity or organizational  structure, this Guaranty shall continue to extend to
any  Liabilities  of  the  Dealer  or  such  resulting  corporation,   dissolved
corporation, or new or changed legal entity or identity to you.

         The undersigned waives: notice of the acceptance of this Guaranty,  and of presentment, demand and protest; notices of nonpayment,  nonperformance,  any right of contribution from other guarantors,  and dishonor; notices of amount of indebtedness of Dealer outstanding at any time; notices of the number and amount of advances made by you to Dealer in reliance on this  Guaranty;  notices of any legal  proceedings  against  Dealer;  notice and  hearing as to any  prejudgment remedies; and any other demands and notices

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required by law. The  undersigned  further  waives all rights of set-off and all counterclaims  against you or Dealer.  The  undersigned  also waives any and all rights in and notices or demands  relating to any  collateral  now or  hereafter securing  any of the  Liabilities,  including,  but not  limited to, all rights, notices or demands  relating,  whether  directly or  indirectly,  to the sale or other disposition of any or all of such collateral or the manner of such sale or other  disposition.  All waivers by the  undersigned  herein  shall  survive any termination or revocation of this Guaranty.  The  undersigned  authorizes you to sell at public or private sale or otherwise  realize upon the  collateral now or hereafter  securing any of the  Liabilities,  in such manner and upon such terms and conditions as you deem best, all without  advertisement or notice to Dealer, the undersigned, or any third parties. The undersigned further authorizes you to deal with the proceeds of such  collateral  as provided in your  agreement  with
Dealer,  without  prejudice to your claim for any  deficiency  and free from any right or redemption on the part of Dealer, the undersigned or any third parties, which  right or  redemption  is hereby  waived  together  with  every  formality prescribed  by  custom  or by  law  in  relation  to  any  such  sale  or  other realization.

         The  undersigned  further  agrees  that  all of its  right,  title  and interest in, to and under any loans,  notes, debts and all other liabilities and obligations whatsoever owed by Dealer to the undersigned,  whether heretofore or hereafter  created  or  incurred  and for  whatever  amount,  and  all  security therefor,  shall be now and  hereafter  at all times fully  subordinated  to all
Liabilities. The undersigned will not ask, demand or sue for, or take or receive payment of, all or any part of such loans, notes, debts or any other liabilities or obligations whatsoever or any security therefor,  until and unless all of the
Liabilities are paid, performed and fully satisfied.

         The undersigned has made an independent  investigation of the financial condition of Dealer and gives this Guaranty based on that  investigation and not upon any representations  made by you. The undersigned  acknowledges that it has access to current and future Dealer financial  information which will enable the undersigned to continuously remain informed of Dealer's financial condition. The undersigned also consents to and agrees that the obligations under this Guaranty shall not be affected by your:  subsequent  increases or decreases in the credit line that you may grant to Dealer;  substitutions,  exchanges or releases of all or any part of the collateral now or hereafter  securing any of the Liabilities;
sales or other  dispositions  of any or all of the  collateral  now or hereafter securing any of the Liabilities without demands,  advertisement or notice of the time or place of the sales or other dispositions; realizing on the collateral to the extent you, in your sole discretion, deem proper; or purchases of all or any part of the collateral for your own account.

         This  Guaranty  and any and all  obligations,  liabilities,  terms  and
provisions   herein  shall   survive  any  and  all   bankruptcy  or  insolvency
proceedings,  actions and/or claims brought by or against  Dealer,  whether such proceedings, actions and/or claims are federal and/or state.

         This  Guaranty  is  submitted  by  the  undersigned  to you  (for  your acceptance or rejection  thereof) at your above specified office; as an offer by the undersigned to guaranty the credit and financial  accommodations provided by you to Dealer.  If accepted,  this Guaranty shall be deemed to have been made at your above specified office. This Guaranty and all obligations pursuant thereto, shall be governed and controlled as to  interpretation,  enforcement,  validity, construction,  effect and in all other respects by the laws of the state of your above specified office. The undersigned,  to induce you to accept this Guaranty, agrees  that all  actions or  proceedings  arising  directly  or  indirectly  in connection  with, out of, related to or from this Guaranty may be litigated,  at your sole  discretion  and  election,  in courts  within the state of your above specified  office.  The undersigned  consents and submits to the jurisdiction of any local,  state or federal court located  within that state.  The  undersigned waives  any right to  transfer  or change  the venue of any  litigation  brought against the undersigned by you in accordance with this paragraph.

         Any  delay  by you,  or  your  successors,  affiliates  or  assigns  in exercising  any or all rights  granted you under this Guaranty shall not operate as a waiver of those rights.  Furthermore,  any failure by you, your successors, affiliates  or assigns,  to exercise  any or all rights  granted you  under this
Guaranty  shall not operate as a waiver of your right to exercise  any or all of them later.

         This document contains the full agreement of the parties concerning the guaranty of Dealer's  Liabilities and can be varied only by a document signed by all the parties hereto. The undersigned may terminate this Guaranty by notice to you in writing, the termination to be effective sixty (60) days after receipt

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and  acknowledgment  thereof  by you,  but the  termination  shall in no  manner terminate the undersigned guaranty of Liabilities arising prior to the effective date of termination.

         WE AGREE THAT ANY  ACTION,  SUIT OR  PROCEEDING  RELATING  DIRECTLY  OR
INDIRECTLY  TO THIS  GUARANTY  OR THE  RELATIONSHIP  BETWEEN YOU AND US, WILL BE
TRIED IN A COURT OF COMPETENT  JURISDICTION BY A JUDGE WITHOUT A JURY.  THUS, WE
HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING.

WITNESS:

____________________________________         Datatec Systems, Inc.
                                             (Name of Corporate Guarantor)

(Print Name_________________________)        By: /s/ Isaac Gaon
                                                 ------------------------------
Address:____________________________         (Print Name Issac J. Gaon)
                                                         -------------
____________________________________         Title: Chairman & CEO

____________________________________         Guarantor's Address:

                                             23 Madison Road
                                             Farifield, NJ 07004

(SEAL)                                       ATTEST:

                                             /s/ Robert Friedman
                                             --------------------------------
          THERE IS NO CORPORATE SEAL                   (Secretary)

                                             (Print Name Robert H. Friedman)
                                                         ------------------

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                            SECRETARY'S CERTIFICATE

         I  hereby  certify  that I am the  Secretary  of  the  following  named corporation and that execution of the above Guaranty was ratified,  approved and confirmed by the  Shareholders  at a meeting,  if  necessary,  and pursuant to a resolution  of the Board of  Directors  of the  corporation  at a meeting of the
Board of  Directors  duly  called,  and  which is  currently  in  effect,  which resolution was duly presented, seconded and adopted and reads as follows:

         "BE IT  RESOLVED  that  any  officer  of  this  corporation  is  hereby authorized to execute a guaranty of the obligations of Datatec Industries,  Inc.
("Dealer")  to IBM  Credit  Corporation  on  behalf  of the  corporation,  which instrument  may  contain  such  terms as the  above  named  persons  may see fit including, but not limited to a waiver of notice of acceptance of this guaranty;
presentment; demand; protest; notices of nonpayment,  nonperformance,  dishonor, the  amount  of  indebtedness  of  Dealer  outstanding  at any  time,  any legal proceedings  against Dealer,  and any other demands and notices required by law;
any  right  of  contribution  from  other   guarantors;   and  all  set-offs and
counterclaims."

         IN WITNESS  WHEREOF and as  Secretary of the named  corporation  I have hereunto set my hand and affixed the corporate seal on this 8th day of November,
2000.

(SEAL)                                         /s/ Robert Friedman
                                               ----------------------------------
                                                       (Secretary)

                                               Datatec Systems, Inc.
                                                   (Corporate Guarantor)

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